                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 30, 1996


                            JP Foodservice, Inc.
             --------------------------------------------------
             (Exact name of Registrant as specified in Charter)


         Delaware                         0-24954              52-1634568
  -------------------------             ------------        ---------------
  (State or other jurisdic-             (Commission         (IRS Employer
   tion of incorporation)               File Number)         Identification
                                                               Number)


9830 Patuxent Woods Drive, Columbia, Maryland                    21046
- ----------------------------------------------------        ---------------
        (Address of principal executive offices)                Zip Code


Registrant's telephone number, including area code          (410) 312-7100

Item 2.  Acquisition or Disposition of Assets

     (a) On August 30, 1996, JP Foodservice, Inc. (the "Company") consummated the previously announced acquisition (the "Acquisition") of a foodservice distribution business conducting operations from Las Vegas, Nevada. The Acquisition had two components: (i) the merger (the "Merger") of Valley Industries, Inc., a Nevada corporation ("Industries"), with and into JP Foodservice Distributors, Inc., a Delaware corporation ("JPF Distributors") and wholly-owned subsidiary of the Company, and (ii) the acquisition (the " 'Z' Leasing Transaction ") of all of the assets and assumption of all of the liabilities by the Company of "Z" Leasing Co., a Nevada general partnership (" 'Z' Leasing") affiliated with Industries. The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 17, 1996 (the "Merger Agreement"), among the Company, JPF Distributors, Industries, E & H Distributing Co., Inc., a Nevada corporation doing business as Valley Food Distributors of Nevada and a wholly-owned subsidiary of Industries ("Valley"), and Lloyd K. Benson, Duane H. Zobrist, E. Mark Zobrist, Gerry R. Zobrist, R. Phillip Zobrist and Richard D. Zobrist, the stockholders of Industries. As a result of the Merger, Industries was merged with and into JPF Distributors, the separate existence of Industries has ceased and JPF Distributors is the surviving corporation. Valley is now operated as a subsidiary of JPF Distributors.

     The "Z" Leasing Transaction was consummated pursuant to a Purchase and Sale Contract, dated as of May 17, 1996 (the " 'Z' Leasing Contract"), between the Company and "Z" Leasing. Upon consummation of the "Z" Leasing Transaction, the Company acquired all of the assets and assumed all of the liabilities of "Z" Leasing. Substantially all of "Z" Leasing's assets were used in Valley's foodservice distribution business, and included a distribution center located on a site of approximately 20 acres in downtown Las Vegas.

     The consideration (net of the Company's assumption of indebtedness) paid by the Company in connection with the Acquisition (the "Acquisition Purchase Price") was approximately $40,685,750. The Acquisition Purchase
Price was paid in approximately 1,936,494 shares of common stock, par value $.01 per share, of the Company (the "JP Common Shares") valued at $21.01 per share (the "Merger Share Price"). The Merger Share Price represents the price of a JP Common Share rounded to the nearest cent calculated as the average closing bid and ask prices for the JP Common Shares as reported on the Nasdaq National Market for the 20 trading days immediately preceding May 17, 1996. The Merger was approved by the Industries stockholders and the partners of "Z" Leasing on August 30, 1996. Pursuant to the Merger Agreement, $37,306,922 of the Acquisition Purchase Price (or approximately 1,775,674 JP Common Shares) was allocated to the Merger (the "Merger Consideration") and $3,378,828 of the Acquisition Purchase Price (or approximately 160,820 JP Common Shares) was allocated to the "Z" Leasing Transaction.

     (b) Certain of the assets of Industries and of "Z" Leasing constitute plant, equipment and other physical property utilized in the foodservice distribution business of Valley, and the Company intends to continue such use.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

          The following financial statements of Valley Industries, Inc. and Subsidiaries and "Z" Leasing Co. are incorporated by reference from the Company's Form 8-K, (File No. 0-24954) (date of event reported:
          June 28, 1996):

          Independent Auditors' Report

          Combined Balance Sheets as of January 31, 1994, 1995 and 1996
          (Audited)

          Combined Statements of Earnings for the years ended January 31, 1994, 1995 and 1996 (Audited)

          Combined Statements of Stockholders' and Partners' Equity for the years ended January 31, 1994, 1995 and 1996 (Audited)

          Combined Statements of Cash Flows for the years ended January 31, 1994, 1995 and 1996 (Audited)

          Notes to Combined Financial Statements (Audited)

          The following financial statements of Valley Industries, Inc. and Subsidiaries and "Z" Leasing Co. are incorporated by reference from the Company's registration statement on Form S-4 (File No. 333-6645):

          Condensed Combined Balance Sheets as of April 30, 1995 and 1996 (Unaudited)

          Condensed Combined Statements of Earnings for the periods ended April 30, 1995 and 1996 (Unaudited)

          Condensed Combined Statements of Cash Flows for the periods ended April 30, 1995 and 1996 (Unaudited)

          Notes to Condensed Combined Financial Statements (Unaudited)

     (b)  Pro Forma Financial Information

          The following pro forma financial statements of the Company, Industries and "Z" Leasing giving effect to the Acquisition under the pooling of interests method of accounting are incorporated by reference from the Company's registration statement on Form S-4 (File No. 333-6645):

          Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal years ended July 3, 1993, July 2, 1994 and July 1, 1995, and the nine months ended April 1, 1995 and March 30, 1996

          Unaudited Pro Forma Condensed Combined Balance Sheets for the fiscal years ended July 2, 1994 and July 1, 1995 and the nine months ended March 30, 1996

          Notes to Unaudited Pro Forma Condensed Combined Financial Statements

    (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K):


          Exhibit No.                            Description
          -----------                            -----------
             [S]                     [C]
              2.1                    Agreement and Plan of Merger, dated as of
                                     May 17, 1996, by and among the Company, JP
                                     Foodservice Distributors, Inc., Valley
                                     Industries, Inc., E & H Distributing Co.,
                                     Inc., Lloyd K. Benson, Duane H. Zobrist,
                                     E. Mark Zobrist, Gerry R. Zobrist, R.
                                     Phillip Zobrist and Richard D. Zobrist.
                                     Filed as Exhibit A to the Information
                                     Statement/Prospectus filed as a part of
                                     the Company's Registration Statement on
                                     Form S-4 (File No. 333-6645) and
                                     incorporated herein by reference; the
                                     Company agrees to furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule.

              2.2 Purchase and Sale Contract, dated as of May 17, 1996, between "Z" Leasing Co., a Nevada general partnership, and the Company. Filed as Exhibit B to the Information Statement/Prospectus filed as a part of the Company's Registration Statement on Form S-4 (File No. 333-6645) and incorporated herein by reference; the Company agrees to furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule.

             99                      Press Release dated August 30, 1996.
                                     Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JP  FOODSERVICE, INC.


                                       By:      /s/ Lewis Hay, III
                                            ---------------------------
                                            Lewis Hay, III
                                            Chief Financial Officer

Date:  September 13, 1996